Summary Prospectus	March 23, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com.  You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com. The Fund's Statutory Prospectus and Statement of Additional Information, both dated March 23, 2015, are incorporated by reference into this Summary Prospectus.

Renminbi Yuan & Bond Fund

Investment Objective
The Renminbi Yuan & Bond Fund seeks total return.  Total return means the combination of capital appreciation and investment income, which includes changes in the value of the Renminbi, the currency of China of which the Yuan is the unit.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Renminbi Yuan & Bond Fund:

Shareholder Fees (fees paid directly from your investment)
Redemption/Exchange Fee for shares held less than 30 days from purchase (as a percentage of amount redeemed) (plus a $15 wire fee, if applicable):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:		0.55%
Distribution (12b-1) Fees:		None
Other Expenses:		0.40%
Shareholder servicing plan fees	0.10%
All Other Expenses	0.30%
Total Annual Fund Operating Expenses:		0.95%
Fee Waiver/Expense Reimbursement(1):		-0.05%
Total Annual Fund Operating Expenses After Waiver and/or Expense Reimbursement (1):		0.90%

(1)
The Advisor has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 0.90% through June 30, 2016.  To the extent that the Advisor absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the 0.90% expense cap.

For additional information about the Fund’s expenses, please see Fund Expenses, Redemption Fee and Financial Highlights in the prospectus.

Example
This example is intended to help you compare the cost of investing in the Renminbi Yuan & Bond Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$298	$521	$1,162

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.29% of the average value of its portfolio.

Principal Investment Strategies
The Renminbi Yuan & Bond Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Renminbi Yuan-denominated debt instruments that are issued by corporations and by the Chinese government (including its agencies or instrumentalities) and traded (i) over the counter in London, Hong Kong or on Euroclear or (ii) in other developing markets, including the China Interbank Bond Market (“CIBM”), and in cash and cash equivalents, bank deposits, certificates of deposit and short-term commercial paper denominated in Renminbi or Yuan.  Renminbi (or “RMB”) is the officially currency of China, with the principal unit being the Yuan.  The Fund may, when desirable, invest up to 20% of its net assets in convertible securities of companies connected to the China region.  The Fund also may invest in derivative instruments, commercial paper, convertible securities and equity-linked notes, denominated in RMB or Yuan or other currencies. The Fund will use derivative instruments as a substitute for conventional securities if conventional securities are not available.  The Fund will treat a derivative instrument used for these purposes as satisfying the 80% test if the investment is intended to provide exposure to the Renminbi or the Yuan.

The market for Renminbi Yuan denominated securities is centered in Hong Kong, while foreign exchange can be traded in Hong Kong, London and New York.  The Advisor expects that the Fund’s investments will be in sovereign, supranational and corporate issuers which may or may not be connected to the China region but which will be denominated in Renminbi Yuan.  These instruments are often traded over the counter in Hong Kong and Europe, and may also be included on the CIBM.  The bond market is heavily weighted toward China sovereign and corporate financial issuers (both Chinese and non-Chinese).  The Adviser therefore expects the portfolio to have sector concentration in both sovereign and financial issues.

The Fund’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of issuers and terms of bond issues). The degree of concentration of the portfolio will vary over time, and under normal market conditions, the Fund may have fewer holdings than a fund that is not concentrated.  The Fund may hold securities of all market capitalization companies, including companies in emerging markets.  The Fund may invest in securities having short, medium or long-term maturities.  The Fund may invest in securities that are considered “investment grade” or “high yield.”  Additional information on Principal Investment Strategies can be found in the prospectus.  Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks
Investing in this Fund may be more risky than investing in a fund that invests in U.S. securities due to the greater volatility of foreign markets.  Additionally, global securities markets have been subject to significant volatility recently, which has increased the risks associated with an investment in the Fund.  This Fund invests in debt securities that are traded over the counter in a newly developing market.  You may lose money by investing in this Fund if any of the following occur:

•	Issuers do not make interest or principal payments when due, or “pre-pay” or “extend” their obligations;
•	The Fund invests in unsecured debt instruments, and an issuer defaults;
•	Interest rate fluctuations or adverse news about an issuer causes the Fund’s investments to decline in value;
•	An increase in interest rates causes the Fund’s investments to decline in value, and a change in interest rates could have a greater effect on the Fund’s longer term investments;
•	Political, social, currency-rate fluctuations or economic instability within China, or a decline in investor interest in China, cause the Fund’s investments to decline in value;

•	The Fund’s investments are concentrated in sovereign debt of China, and weighted in issuers in the banking and finance industries, and these investment sectors decline in value;
•	The Fund has difficulty selling Renminbi Yuan bond holdings due to low liquidity and high volatility;
•	The Fund invests in emerging markets, which have different account, auditing and reporting standards;
•	The Fund invests in small and medium capitalization companies, which may be more susceptible to financial setbacks or downturns, may have limited product lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value;
•	The Fund becomes adversely affected by restrictions on foreign ownership or currency exchange controls;
•	Chinese currencies decline in value relative to the U.S. dollar;
•	Chinese currencies (the Renminbi (“RMB”), and the Yuan (traded as “CNH” in Hong Kong and “CNY” in mainland China)), diverge from each other and the Fund’s investments are negatively affected;
•	The Chinese government expropriates or nationalizes the assets of the Fund or companies in which the Fund invests;
•	The Fund’s use of derivatives is not effective in achieving the Fund’s investment objective;
•	The Fund is non-diversified and may hold large positions in a relatively small number of issues, which may make the Fund’s performance more volatile than a diversified fund, and expose the Fund to greater loss if there is a decline in value in the Fund’s investments;
•	The Fund’s focus on securities issued by companies economically tied to China exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions;
•	The Advisor’s strategy does not achieve the Fund’s investment objective or the Advisor does not implement the strategy properly.

China/Emerging Markets Risk:  The Fund invests in issuers connected to China, which involves certain risks and special considerations not typically associated with investment in more developed economies or markets.

Foreign Securities Risk:  Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities or currency in payment of interest or principal, and liquidity risks, and these may be heightened in emerging markets.

Emerging Trading Market Risk: Offshore Renminbi Yuan-denominated bond issues are growing in number and issue size with new supply but are still smaller compared to dollar-denominated and more developed markets which can result in less liquidity and greater price volatility.

Debt Securities Risk:  Numerous factors can negatively impact the value of debt securities, including economic factors, such as the ability of issuers to pay principal and interest as the debt becomes due, interest rate fluctuations and inflation rates, as well as non-economic factors such as foreign government regulation and political events.  The Fund may invest in securities of any maturity and quality and may invest without limit in securities that are rated below “investment grade” or the unrated equivalent.  Many of the Renminbi Yuan bonds in which the Fund invests will not have a credit rating issued by a nationally recognized statistical ratings organization (“NRSRO”), and the Advisor will conduct its own determination of creditworthiness of the issuer.

China Currency Risk:  China’s currency, the Renminbi (RMB), may be traded offshore (primarily in Hong Kong, at present) or in mainland China. At present, the Fund can buy Renminbi only at the offshore exchange rate.  The offshore and the onshore Renminbi exchange rates may diverge in value, which could decrease the value of the Fund’s investments if the currency is more desirable in one market than in another.  Fund will have to acquire RMB to make investments, and convert RMB to US dollars to pay redemptions.  There is no guarantee that the Fund will be able to obtain access to the relatively more desirable currency, for investment purposes, and the Fund’s ability to convert RMB to U.S. dollars may be limited.

Non-Diversification Risk: The Renminbi Yuan & Bond Fund is non-diversified.  It may hold larger positions in a relatively small number of fixed income securities and may be exposed to fewer issuers.  This may make the Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

Market Risk:   The market value of securities owned by the Fund will go up and down, sometimes rapidly or unpredictably.  The market value of a security may rise or fall because of market activity or factors unrelated to the issuer. The price of a security tends to fall when there are more sellers than buyers, and rise when there are more buyers than sellers. This is a risk associated with all securities.

Small Companies: The Fund’s investments in securities issued by small companies may be more volatile in price than those of larger companies and involve substantial risks.  Small issuers may be more sensitive to economic conditions, have more variable growth prospects, lack management experience and may have less capital for growth and development and limited product lines and markets; and may be more sensitive to interest rate increases, because it may be more difficult for these issuers to borrow money to invest in their businesses, and it may be more difficult for these issuers to repay loans.

Redemption Risk: It is possible that the Fund could lose money if it had to sell securities to meet redemption requests, if redemptions are large, occur during volatile market periods, or when the Fund’s investments have declined in value, or if the securities to be sold become undesirable or illiquid.

For more information on the risks of investing in this Fund, please see the Principal Risks and Risks of Investing in Our Funds in the prospectus.  You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance
The annual returns bar chart demonstrates the risks of investing in the Renminbi Yuan & Bond Fund by showing how the Fund’s performance has varied from year to year.  The table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index.  Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes.  For additional information on these indices, please see Index Descriptions in the prospectus.  Past performance, before or after taxes, is not indicative of future performance.  Updated performance information is available on the Fund’s website www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 2.66% (for the quarter ended December 31, 2013).  The worst performance was -2.16% (for the quarter ended March 31, 2014).

Average Annual Total Returns as of 12/31/14	One Year	Since Inception (June 30, 2011)
Renminbi Yuan & Bond Fund:
Return Before Taxes	-0.92%	2.36%
Return After Taxes on Distributions(1)	-2.31%	1.31%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.52%	1.36%
HSBC Offshore Renminbi Bond Index	0.40%	3.71%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Advisor
Guinness AtkinsonTM Asset Management, Inc.  For more information on the Investment Advisor, please see Management of the Fund in the prospectus and The Investment Advisor in the Statement of Additional Information.

Portfolio Manager
Edmund Harriss, Portfolio Manager, has been the Fund’s portfolio manager since June 2011.  For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, or telephone.  You may conduct transactions by mail (Guinness AtkinsonTM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1‑800‑915‑6566.  (Redemptions by telephone are only permitted upon previously receiving appropriate authorization.)  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below, although we may reduce or waive the minimums in some cases.

Type of Account	Minimum Initial Investments	Subsequent Investments
Regular (new shareholder to the Guinness AtkinsonTM Fund family)	$10,000	$1,000
Regular (current shareholder of another Guinness AtkinsonTM Fund)	$5,000	$1,000
Retirement	$5,000	$1,000
Gift (UGMA/UTMA)	$5,000	$1,000

Account minimums at broker-dealer firms may be lower for omnibus account investments. For additional information, please see How to Purchase, Exchange and Redeem Shares in the prospectus and Additional Purchase and Redemption Information in the Statement of Additional Information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals of monies from such tax deferred arrangements may be taxable.  For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.  Also see Distribution and Shareholder Servicing Plans in the prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.